Subsequent Events	12 Months Ended
Dec. 31, 2022
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
26.
SUBSEQUENT EVENTS

In January 2023, the Company issued 535,500,000 Class A ordinary shares (76,500,000 ADS equivalent) upon the completion of a registered follow-on public offering and 69,825,000 Class A ordinary shares (9,975,000 ADS equivalent) pursuant to the underwriters’ partial exercise of their option to purchase additional ADSs, respectively. The net proceeds received by the Company for this offering amounted to US$500.0 million (equivalent to RMB3,448.6 million), after deducting underwriting discounts and commissions but not considering the offering expenses in connection with the offering.

In February 2023, the convertible senior noteholder of PAG Notes exercised their option to purchase additional convertible senior notes under the same terms and conditions for US$50.0 million (equivalent to RMB344.9 million).

In March 2023, the Company issued an aggregate principal amount of US$600 million (equivalent to RMB4,138.3 million) convertible senior notes (the "2028 Notes") for cash. The net proceeds of the 2028 Notes (after deducting the initial purchasers' discounts, taking into account the estimated reimbursement from the initial purchasers for certain expenses incurred by the Company, but without deducting other estimated offering expenses payable by the Company) amounted to approximately US$591 million (equivalent to RMB4,076.2 million). The 2028 Notes are senior, unsecured obligations of the Company, and interest is payable quarterly in cash at a rate of 6.50% per annum in arrears on March 15, June 15, September 15 and December 15 of each year, beginning on June 15, 2023. The 2028 Notes will mature on March 15, 2028 unless repurchased, redeemed or converted prior to such date. The 2028 Notes may be convertible into the Company's ADS at the holder's option and subject to the terms of the 2028 Notes, at an initial conversion rate of 101.4636 ADS per US$1,000 principal amount of the 2028 Notes (which is equivalent to an initial conversion price of approximately US$9.86 per ADS). Upon conversion, the Company will pay or deliver to such converting holders, as the case may be, cash, ADSs, or a combination of cash and ADSs, at its election. On March 16, 2026 or in the event of certain fundamental changes, the holders of the 2028 Notes will have the right to require the Company to repurchase for cash all or part of their notes at a repurchase price equal to 100% of the principal amount of the 2028 Notes to be repurchased, plus accrued and unpaid interest. Concurrently with and shortly after the offering of the 2028 Notes, the Company also entered into separate and individually privately negotiated agreements with certain holders of the 2026 Notes to repurchase US$340 million (equivalent to RMB2,345.0 million) principal amount of such notes for cash.